Exhibit 2.n



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Experts" and to the use of our report dated February 2, 2000, in Post-Effective Amendment No. 1 to the Registration Statement (Form N-2 No. 333-79377) and related Prospectus of American Capital Strategies, Ltd. dated April 13, 2000.



                                             /s/ Ernst & Young LLP

April 11, 2000
McLean, Virginia